Franklin
New York Tax-Free
Income Fund


PROSPECTUS   October 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN

Franklin New York Tax-Free Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company. Its investment objective is to provide as high a level of dividend income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund will seek to achieve this investment objective through investing primarily in long-term New York state municipal and public authority debt obligations. Investments in municipal securities will be within the four highest municipal ratings of either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch") or in unrated securities which in the opinion of the Fund's investment manager are of comparable quality to such four highest municipal ratings, at the time of purchase (see "Investment Objective and Policies of the Fund"). Except for temporary defensive purposes, at least 80% of the Fund's assets will be invested in municipal securities.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

The Fund offers two classes to its investors: Franklin New York Tax Free Income Fund - Class I ("Class I") and Franklin New York Tax-Free Income Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How to Buy Shares of the Fund - Differences Between Class I and Class II."

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

A Statement of Additional Information ("SAI") concerning the Fund, dated October 1, 1995, and as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number schown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                         Page
Expense Table....................   3
Financial Highlights.............   4
About the Fund...................   5
Investment Objective and
 Policies of the Fund............   5
Management of the Fund...........  11
Distributions to Shareholders....  13
Effect of Federal and New York Taxes
 on an Investment in the Fund....  15
How to Buy Shares of the Fund....  16
Other Programs and Privileges
 Available to Fund Shareholders..  23
Exchange Privilege...............  25

How to Sell Shares of the Fund...  28
Telephone Transactions...........  32
Valuation of Fund Shares.........  33
How to Get Information Regarding
 an Investment in the Fund.......  33
Performance......................  34
General Information..............  35
Account Registrations............  36
Important Notice Regarding
 Taxpayer IRS Certifications.....  37
Portfolio Operations.............  38
Special Factors Affecting
 an Investment in the Fund.......  38


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Class I shares for the fiscal year ended May 31, 1995, except as otherwise noted.

Shareholder Transaction Expenses                            Class I  Class II
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........................ 4.25%    1.00%+
Deferred Sales Charge....................................... NONE++   1.00%++
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees............................................. 0.46%    0.46%
Rule 12b-1 Fees............................................. 0.06%*   0.65%*
Other Expenses.............................................. 0.05     0.05%**
Total Fund Operating Expenses............................... 0.57%    1.16%
                                                             -------- --------
                                                             -------- --------

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month following such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

*Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

**"Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended May 31, 1995.

Investors should be aware that the preceding table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charges, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                             1 Year  3 Years 5 Years 10 Years
Class I.......................................   $48*    $60     $73   $111
Class II......................................   $32     $46     $73   $149

*assumes that a contingent deferred sales charge will not apply to Class I shares. A shareholder of Class II would pay the following expenses on the same investment, assuming no redemption.

                     1 year   3 years  5 years  10 years
                       $22      $46      $73      $149

This example is based on the restated aggregate annual operating expenses shown above and should not be considered a representation of future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund, and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a Class I share of the Fund for the ten fiscal years in the period ended May 31, 1995. Information regarding Class II shares is included for the period from its effective date (May 1, 1995) to May 31, 1995. The information for each of the five fiscal years in the period ended May 31, 1995 has been audited by Coopers & Lybrand L.L.P. independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated May 31, 1995. The information for the preceding five fiscal years ended May 31,1990, which are also audited, are not covered by the auditors' current report. See the discussion "Reports to Shareholders" under "General Information."

Class I Shares:
                                                  Distri-                  Net
       Net Asset  Net   Net Realized              butions                  Asset           Net       Ratio of   Ratio of
 Year    Value  Invest- & Unrealized  Total From  From Net  Distributions  Value          Assets     Expenses   Net Income Portfolio
Ended Beginning  ment   Gains(Losses) Investment Investment From Realized at End   Total  at End     to Average to Average Turnover
May 31 of Year  Income  on Securities Operations  Income    Capital Gains of Year Return+ of Year    Net Assets Net Assets  Rate
1995   $11.72  $0.73    $0.056       $0.756    $(0.756)                  $11.75   7.10%$    4,725,056    0.57%     6.39%   40.56%
1994    12.07   0.75    (0.338)       0.412     (0.762)                   11.72   3.18  4,609,998,773    0.52      6.19    25.67
1993    11.45   0.77     0.630        1.400     (0.780)                   12.07  12.35  4,339,249,477    0.52      6.56    12.28
1992    10.94   0.78     0.523        1.303     (0.793)                   11.45  12.05  3,570,851,373    0.51      7.01    19.37
1991    10.85   0.80     0.086        0.886     (0.796)                   10.94   8.20  3,108,151,314    0.50      7.34    18.62
1990    11.05   0.80    (0.208)       0.592     (0.792)                   10.85   5.25  2,914,840,197    0.50      7.30    15.47
1989    10.52   0.80     0.542        1.342     (0.812)                   11.05  12.95  2,794,766,262    0.51      7.42    25.68
1988    10.73   0.80    (0.021)       0.779     (0.846)    $(0.143)       10.52   7.33  2,547,061,533    0.51      7.57    57.94
1987    11.19   0.91    (0.265)       0.645     (0.925)     (0.180)       10.73   5.19  2,558,855,184    0.52      7.04    33.64
1986    10.49   0.92     0.740        1.660     (0.960)                   11.19  16.12  1,599,270,664    0.55      7.68    18.61

Class II Shares:
                                                   Distri-                   Net
       Net Asset   Net    Net Realized             butions                  Asset            Net    Ratio of   Ratio of
 Year   Value    Invest- & Unrealized  Total From  From Net  Distributions  Value           Assets  Expenses   Net Income  Portfolio
Ended  Beginning  ment   Gains(Losses) Investment Investment From Realized at End   Total   at End  to Average to Average  Turnover
May 31 of Period Income  on Securities Operations  Income    Capital Gains of Year Return+  of Year Net Assets Net Assets    Rate

++1995  $11.72    $0.73    $0.056     $0.756     $(0.756)                  $11.75   7.10%$ 4,725,056    0.57%     6.39%   40.56%





* Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. The total return for Class I shares also assumes reinvestment of dividends at the offering price and capital gains, if any, at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 Distribution Plan for Class I shares, as discussed in Note 5, the existing sales charge on reinvested dividends has been eliminated.

** Per share amounts have been calculated using the daily average shares outstanding during the period.

+Annualized

++For the period May 1, 1995 (effective date) to May 31, 1995.

 About the Fund

The Fund, incorporated under the laws of the state of New York on May 14, 1982, is a diversified, open-end management investment company, commonly called a "mutual fund" and has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). As of May 1, 1995, the Fund issues two classes of capital stock with a par value of $0.01 per share: Franklin New York Tax Free Income Fund - Class I ("Class I") and Franklin New York Tax-Free Income Fund - Class II ("Class II"). All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Voting Rights."

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "Valuation of Fund Shares"), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. (See "How to Buy Shares of the Fund.")

Investment Objective
and Policies of the Fund

The Fund's investment objective is to provide as high a level of dividend income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholder's capital, by investing the Fund's assets in municipal securities exempt from such taxes. The Fund will seek to achieve its objective by investing primarily in New York state, municipal and public authority debt obligations with a maturity of more than one year. In addition, the Fund may also invest its assets in obligations of municipal issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, since dividends paid by the Fund, to the extent attributable to such sources, are exempt from regular federal income taxes and from New York state and New York City personal income taxes. The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

Types of Securities the Fund May Purchase

The Fund may invest, without percentage limitations, in securities having at the time of purchase one of the four highest ratings of municipal securities by Moody's (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB) or Fitch (AAA, AA, A, BBB), or in securities which are not rated by the services, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest municipal ratings. The ratings agencies consider that bonds rated in the fourth highest category may have some speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the cases with higher grade bonds. In the event the rating on an issue held in the Fund's portfolio is lowered by the rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. A description of the municipal ratings is contained in the Appendix to the Statement of Additional Information.

Prior to acquiring unrated securities, the investment manager considers the terms of the offering and various other factors in order to determine if the securities are consistent with the Fund's investment objective and policies, and the issuer's comparative credit rating. In making such determinations the investment manager may typically (i) interview representatives of the issuer at its offices, conducting a tour and inspection of the physical facilities of the issuer in an effort to evaluate the issuer and its operations, (ii) perform analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and/or (iii) compare other similar securities offerings to the issuer's proposed offering.

The Fund has never invested in any obligations paying income subject to regular federal income taxes or which is treated as a tax preference item under the federal alternative minimum tax. However, from time to time due to unusual circumstances, such as avoiding the necessity of liquidating portfolio investments to meet withdrawals of funds by investors, the Fund may temporarily invest up to 20% of its assets, pending investment or reinvestment in municipal bonds, in fixed-income obligations, the interest on which is subject to regular federal income tax. Any investments in taxable obligations will be substantially in Treasury bills, commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more.

As a fundamental policy, the Fund may not purchase securities of any issuer which would result in more than 5% of the value of the Fund's gross assets being invested in the securities of any one issuer, but this limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is regarded as a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification under this policy. Percentage limitations referred to in this section and elsewhere in this Prospectus are determined as of the time an investment is made. When the Fund proposes to add to its position in the securities of an issuer, it may value that position at the lesser of cost or current market value, for the sole purpose of determining the amount of that issuer's securities which may be purchased consistent with the 5% limitation described in this paragraph. In addition to the fundamental policy described in this paragraph, the Fund is classified as a diversified company under the 1940 Act and as such, it is subject to the diversification requirements applicable to diversified investment companies under the 1940 Act, which are described in the SAI.

Under normal circumstances at least 65% of the Fund's total assets will be invested in securities, the income from which is exempt from New York state individual income taxation. As a fundamental policy, at least 80% of the Fund's total assets will be invested in securities exempt from regular federal income tax and the federal alternative minimum tax, except where market conditions due to adverse factors would cause serious erosion of portfolio value, in which case the Fund's assets may temporarily be substantially invested in short-term taxable obligations as a defensive measure to preserve net asset value. During such period, the Fund will not be pursuing its investment objective.

The Fund may also invest in variable or floating rate demand notes ("VRDNs"). These obligations bear interest at prevailing market rates. VRDNs are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest according to its terms upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put." With respect to 75% of the Fund's assets, no more than 5% of such value may be in securities underlying "puts" from the same institution, except that the Fund may invest up to 10% of its asset value in unconditional "puts" (exercisable even in the event of a default in the payment of principal or interest on the underlying security) and other securities issued by the same institution.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed-delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objectives and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, a COP may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property will be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Directors has determined that COPs held in the Fund's portfolio constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for Fund investment, including an assessment of the likelihood that the leases will not be canceled;
(b) the size of the municipal securities market for the Fund, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COP's, as of May 31, 1995, the Fund held 25.96% of its assets in such instruments.

Some Characteristics of Municipal Securities

Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of Industrial Development Revenue Bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airports, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal (sometimes referred to as "private activity bonds").

The two principal classifications of municipal securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facility or, in some cases, from the proceeds of a special excise or specific revenue source. A type of revenue bond common to New York state is a "moral obligation" bond. Under applicable New York state law, the state may be called upon to restore deficits in reserve capital funds of such agencies or authorities created with respect to the bonds. Any such restoration requires appropriations by the state legislature and, accordingly, the bonds do not constitute a legally enforceable obligation or debt of the state. Industrial Development Revenue Bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce such risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. The Fund attempts to minimize the impact of individual credit risks by diversifying its portfolio investments.

Market risk is the risk of price fluctuations of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the debt securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt investments may rise. Price changes of debt securities held by the Fund have a direct impact on the net asset value per share of the Fund. Since the Fund generally will invest primarily in the securities issued by New York and to a lesser extent Puerto Rico public entities, there are certain factors and considerations concerning New York and Puerto Rico which may affect the credit and market risk of the municipal securities which the Fund purchases. See "Special Considerations Affecting an Investment in the Fund" in this Prospectus.

The Fund has no restrictions on the maturities of municipal securities in which the Fund may invest. The Fund will seek to invest in municipal securities of such maturities that, in the judgment of the Fund and its investment manager, will provide a high level of current income consistent with prudent investing. The investment manager will also consider current market conditions in determining which securities to buy or hold.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, Industrial Development Revenue Bonds, transportation bonds, or pollution control revenue bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, economic, business, political, or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation, and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). This interest could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." The Fund does not own and does not presently intend to purchase any private activity bonds but reserves the right to acquire them in the future. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-government business activities, such as Industrial Development Revenue Bonds, and, to the extent interest on such bonds is not tax-exempt, they will not be purchased by the Fund. The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

The Fund's investments in unrated municipal securities may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments. For example, with respect to non-performing obligations, the Fund may be required to accrue as income the original amount of interest due on its obligations even though such interest is not received by the Fund. The Fund does not presently intend to purchase any unrated securities, but reserves the right to acquire them in the future.

The Fund's investment in zero coupon and delayed interest bonds may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments.

In order to generate cash to satisfy distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Callable Bonds

Callable municipal bonds are municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed. Normally, the Fund may not hold called bonds until they are redeemed if that will result in a lost premium. In many cases, the investment manager will attempt to time the sale to recover what the investment manager considers to be the optimum amount of premium obtainable considering market conditions and the time remaining before redemption.

Other Restrictions

It is the policy of the Fund that illiquid securities (including securities with legal or contractual restrictions on resale, or other instruments which are not readily marketable or have no readily ascertainable market value) may not constitute, at the time of the purchase, more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

How Shareholders Participate
in the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets, as well changes in interest rates will affect the value of the Fund's portfolio and thus its share price. In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Fund

The Board of Directors (the "Board") has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (115 separate series) with aggregate assets of over $77 billion, approximately $42 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended May 31, 1995, fees totaling 0.46% of the average monthly net assets of Class I shares ofthe Fund were paid to Advisers.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipts of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager would try to obtain the best execution on all such transactions. If it is felt that more than one broker would be able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended May 31, 1995, the expenses borne by Class I shares of the Fund, including fees paid to Advisers and to Investor Services, totaled 0.51% of the average monthly net assets of such class. Class II annualized expenses for the period from May 1, 1995 to May 31, 1995, totaled 1.09%.

Plans of Distribution

A separate Plan of Distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Under each Plan, the class may reimburse Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may pay to Distributors or others under the Class I Plan for such distribution expenses is 0.10% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund is permitted to pay to Distributors or others distribution and related expenses of up to 0.50% per annum of Class II's daily net assets, payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

During the first year following the purchase of Class II shares, Distributors will retain 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers. Distributors, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for shareholders' purchases of Class II shares.

Both Plans also cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of each Plan's fees, please see the SAI.

Distributions to Shareholders

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distributions to Each Class of Shares

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Distribution Date

Although subject to change by the Fund's Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the last business day of the month, payable on or about the 15th day of the following month.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Fund's Board. Fund shares are quoted ex-dividend on the first business day following the record date.

In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Shareholders in Class I funds may direct all their dividends and capital gain distributions for investment in another Class I Franklin Templeton Fund at net asset value. Except as otherwise noted, dividend and capital gain distributions are only eligible for reinvestment at net asset value in the same class of shares of the Fund or the same class of another of the Franklin Templeton Funds. Shareholders in Class II funds may direct their dividends and capital gain distributions for investment in either a Class I or Class II Franklin Templeton Fund at net asset value. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions In Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Money Market Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."

Effect of Federal and New York Taxes
on an Investment in the Fund

The following discussion reflects some of the provisions of the Code and of state tax law which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York state and its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and Guam), they will be exempt from New York state and City personal income taxes. However, for corporate taxpayers subject to the New York state franchise tax, the foregoing categories of interest income will generally be taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with orginal issue discount and such market discount exceeds the minimum amount under the code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular federal and state income taxes in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and to, instead, pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on a sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or income that is a tax preference item under the federal alternative minimum tax.

Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose their receipt of tax-exempt interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares may not be fully deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

How to Buy Shares of the Fund

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Differences Between Class I and Class II. Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees as well as the circumstances under which the contingent deferred sales charge applies. Generally Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class.

Class I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights, and privileges. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each will vote separately on matters affecting its class. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.10% of average daily net assets of such shares. With this multiclass structure, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Class I shares may be purchased at a reduced front-end sales charges or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. See "Management of the Fund," and "How to Sell Shares of the Fund" for more information.

Class II. The current public offering price of Class II shares is equal to the net asset value, plus a front-end sales charge of 1% of the amount invested. Class II shares are also subject to a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of average daily net assets of such shares, 0.50% of which will be retained by Distributors during the first year of investment. Class II shares have lower front-end sales charges than Class I shares and comparatively higher Rule 12b-1 fees. See "Contingent Deferred Sales Charge" under "How to Sell Shares of the Fund".

Purchases of Class II shares are limited to purchases below $1 million. Any purchases of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Deciding Which Class to Purchase. Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on the Class II shares will result in slightly higher operating expenses and lower income dividends for Class II shares, which will accumulate over time to outweigh the difference in front end sales charges. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges definitely should consider purchasing Class I shares, especially if they intend to hold their shares approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. INVESTORS INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT AND OTHER INVESTORS WHO QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET MAY NOT PURCHASE CLASS II SHARES.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Each class also has a separate schedule for compensating securities dealers for selling Fund shares. Investors should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase.

Purchase Price of Fund Shares

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table of total front-end sales charges or underwriting commissions and dealer concessions for Class I shares.

                                                      Total Sales Charge
                                               As a Percentage  Dealer Concession
Size of Transaction            As a Percentage  of Net Amount    As a Percentage
at Offering Price             of Offering Price   Invested     of Offering Price*,***
Less than $100,000                     4.25%      4.44%           4.00%
$100,000 but less than $250,000        3.50%      3.63%           3.25%
$250,000 but less than $500,000        2.75%      2.83%           2.50%
$500,000 but less than $1,000,000      2.15%      2.20%           2.00%
$1,000,000 or more                     None       None         (see below)**



*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1.00% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See definitions under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase. See table below:



Class II Shares --                             Total Sales Charge
                                                   As a Percentage  Dealer Concession
Size of Transaction              As a Percentage    of Net Amount     As a Percentage
at Offering Price                of Offering Price     Invested     Of Offering Price*
Any amount (less than $1 million)      1.00%             1.01%            1.00%



*Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers. (See "Plans of Distribution.")

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1.0% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How to Sell Shares of the Fund
- Contingent Deferred Sales Charge."

Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and directors of the Fund are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges -
Class I Shares Only

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights Of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter Of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

AN INVESTOR ACKNOWLEDGES AND AGREES TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases of Class I Shares

An individual who is a member of a qualified group may also purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors, and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including any investments made by such parties after cessation of employment; (2) companies exchanging shares with or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only, and (5) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. Shares of the Fund redeemed in connection with an exchange into another fund (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in that class of shares of the Fund within 365 DAYS of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds, which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Sales Department for additional information.

Description of Special Net Asset Value Purchases

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases of Class I shares.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. Purchases of $1 million or more in a single payment will be invested in Class I shares. There are no conversion features attached to either class of shares.

Investors who qualify to purchase Class I shares at net asset value should purchase Class I rather than Class II shares. See the section "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" above for a discussion of when shares may be purchased at net asset value.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

Other Programs and Privileges
Available to Fund Shareholders

CERTAIN PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of each class of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I shares and Class II shares may be subject to a contingent deferred sales charge if the shares are redeemed within the contingency period of the class. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect.

With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, however, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi-annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin's Institutional Services Department at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period of the class, a contingent deferred sales charge will be imposed. Before making an exchange investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton fund was made pursuant to the privilege permitting purchases at net asset value as discussed under "How to Buy Shares of the Fund." Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference in sales charges, unless the shares were held in the Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of the Fund account declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

There are differences among the many Franklin Templeton Funds. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Timing Accounts are not permitted to purchase shares of the Fund or to exchange into the Fund.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Exchanges of Class I Shares

The contingency period of 12 months during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the 18 months contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

Conversion Rights

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell his Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.


How to Sell Shares of the Fund



A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated, at the scheduled close of the New York Stock Exchange ("Exchange"), which is generally 1:00 p.m. Pacific time, each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Share Certificates - Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers regarding Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) A calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period of the class; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Telephone Transactions

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund,(iv) request the issuance of certificates(to be sent to the shareholder's address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions by Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Valuation of Fund Shares

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of each class of shares of the Fund).

The net asset value per share for each class of the Fund is determined in the following manner: The aggregate of all liabilities, is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the respective class of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of each class of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over the counter portfolio securities are valued within the range of the most current bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of directors, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Each of the Fund's classes will bear, pro rata, all of the common expenses of the Fund, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

How to Get Information
Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Franklin Class I and Class II share codes for the Fund, which will be needed to access system information are 115 and 215, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                        Hours of Operation (Pacific time)
Department Name       Telephone No.      (Monday through Friday)
Shareholder Services  1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services       1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information      1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                                        8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans      1-800/527-2020    5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)1-800/851-0637    5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain several measures of a class' performance, including current yield, various expressions of total return, tax equivalent yield, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments; it is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of each class' yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the class' yield.

Current yield and tax equivalent yield for each class which are calculated according to a formula prescribed by the SEC (see the SAI) are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to the class' distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, total return, current yield, tax equivalent yield, distribution rate, or taxable equivalent distribution rate may be in any future period.

General Information

Reports to Shareholders

The Fund's fiscal year ends May 31. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services, will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Fund's authorized capital stock consists of 5,000,000,000 shares of common stock of $.01 par value divided into two classes. 2,500,000,000 shares of capital stock have been allocated to Class I and 2,500,000,000 shares of stock have been allocated to Class II. All shares have one vote and, when issued, are fully paid and nonassessable. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights.

A meeting of shareholders shall be held annually for the election of directors and for the transaction of other business of the corporation. Shares of the Fund have noncumulative voting rights which means that in all elections of directors, the holders of more than 50% of the shares voting can elect 100% of the directors if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board. Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by the New York Business Corporation Act, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Redemptions By The Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder.
More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

Mr. Thomas Kenny, Mr. John B. Pinkham and Mr. John Pomeroy are primarily responsible for the day-to-day management of the Fund's portfolio. Their business history for at least the last five years and positions with the Manager are shown below:

Thomas Kenny
Senior Vice President and Portfolio Manager

Mr. Kenny joined Advisers in 1986, and is currently Director of the Municipal Bond Department. He has been responsible for making portfolio recommendations and decisions for the Fund since August 1994. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry related committees and associations.

John B. Pinkham
Vice President and Portfolio Manager

Mr. Pinkham has been responsible for portfolio recommendations and decisions for the Fund since joining Advisers in 1985. He has a Bachelor of Science degree in Business from Columbia University and has been in the securities industry since 1956. He is a member of the Financial Analysts Federation.

John Pomeroy
Portfolio Manager

Mr. Pomeroy has been responsible for portfolio recommendations and decisions for the Fund since the beginning of 1993. He joined Advisers in 1986. He has a Bachelor of Arts degree in Business Administration from San Francisco State University, and is a member of industry related committees and associations.


Special Factors Affecting
an Investment in the Fund



This section briefly summarizes certain general economic and political risks which could affect the Fund, in view of the Fund's policy of concentrating its investments in securities issued by public entities in New York. The discussion below is not intended to be comprehensive or to express any opinion on the future course of political or economic events. In addition, it should be read in the context of the Fund's other investment policies, including among others its policies regarding securities ratings and diversification. (See "Investment Objective and Policies of the Fund" above.) The discussion is based on information from official statements relating to securities offerings of New York issuers, from independent municipal credit reports and other sources believed to be reliable, but has not been independently verified by the Fund.

Risk Factors of New York Issuers

New York State. New York state ("State"), the third-largest state in the U.S. in terms of population, has historically been one of the wealthiest and most economically diverse states as well. The State's economic health is dependent to a significant extent on the fortunes of New York City ("City"), the largest city in the nation, and the City's metropolitan area (which spreads into New Jersey and Connecticut as well).

The State's economy was adversely affected by the recession of the early 1990s, which lasted longer in the State causing the State economy to lag behind the national economy. The economy, which exhibited signs of strength in the service, construction and trade sectors, had significant cutbacks in the manufacturing, utility, defense, computer and banking industries. In 1995 the State enacted a tax-reduction program designed to spur economic growth and provide relief for low and middle-income tax payers. This program will reduce personal income tax by 20% over a three-year period.

In fiscal 1995 (ended March 31), the State saw a general fund operating deficit, which could have been significantly higher if the State had not been able to reduce spending by almost $850 million. The 1996 budget, which is the first to be enacted under the new administration, projects an absolute year-over year decline in general fund disbursements. Nominal spending from all State funding sources, excluding federal aid, is proposed to increase by only 2.5% from fiscal 1995, in contrast to the prior decade when such spending growth averaged more than 6% per annum.

Based on the 1995 enacted budget, a $5 billion gap in the State Financial Plan is projected to be closed, through a series of actions, such as cost containment, disbursement reestimates, other savings in social welfare programs, including Medicaid, income maintenance and family programs, and reduction on the State workforce.

Certain agencies, authorities and subdivisions of the State, such as the New York State Urban Development Corporation ("UDC") and the Housing Finance Agency ("HFA"), depend on continued financial support from the State in order to meet their obligations under outstanding debt securities. The State's support may come in the form of appropriations, guarantees, lease-purchase arrangements, other contractual obligations or moral obligation provisions, many of which require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in their default.

Constitutional challenges to State laws or appropriations could limit the amount of taxes which the State or political subdivisions may impose on real property, or the amounts these entities may borrow. For example, in 1979, the State's highest court declared unconstitutional a state law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. However, in 1994, the State's highest court rejected a taxpayer challenge to constitutionality of certain debt incurred by State agencies without voter approval. Final adverse decisions in cases of this nature could require extraordinary appropriations or expenditure reductions, or both, and could have a material adverse effect upon the financial condition of the State and various of its agencies and subdivisions.

New York City. In 1975, New York City ("City") suffered several financial crises which impaired the borrowing ability of both the City and the State. In that year, the City lost access to public credit markets, and it was not able to sell short-term notes to the public until 1979 nor long-term debt to the public until 1981. The City required financial assistance from the State (through the Municipal Assistance Corporation ("MAC")) and the federal government to resolve these difficulties. Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 its financial Statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was required to submit annually to the Control Board a financial plan for the next four fiscal years, covering the City and certain agencies showing balanced budgets determined in accordance with generally accepted accounting principles. Although the Control Board's powers of prior approval were suspended effective June 30, 1986, because the City had satisfied certain statutory conditions, the City continues to submit four-year plans to the Control Board for its review. In the event the City cannot obtain a balanced budget, there are concerns as to whether any deficit in the City budget can be financed by MAC bonds, federal guarantees, federal and State aid and increased revenues. Neither the State nor the federal government is obligated to provide financial assistance of any kind to the City in the event of future financial difficulties. The City is also a defendant in numerous legal actions which relate to material matters.

Projections for the City's fiscal year 1996 estimate a budget deficit of $2 billion, most of which is expected to result from shortfalls in projected tax revenues and state aid. Efforts to close this gap will focus on reductions and spending cuts in the areas of welfare and health-care entitlements, and cuts in City services and personnel. The City projects significant budget deficits through fiscal 1998.

Conclusion. Both the State and City face potential economic problems which could seriously affect the ability of both the State and City to meet their financial obligations. The economic problems of the City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthiest states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control. Some analysts feel that this long-term decline is the result of State and local taxation, which is among the highest in the nation, and which may cause corporations to locate outside the State. The current high level of taxes may limit the ability of the State and City to impose higher taxes in the event of future difficulties.

FRANKLIN
NEW YORK TAX-FREE
INCOME FUND

STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777  OCTOBER 1, 1995
San Mateo, CA 94403-7777  1-800/DIAL BEN



Contents                           Page
The Fund's Investment Objective
 and Policies (See also the Prospectus
"Investment Objective and Policies
of the Fund").....................   2
Officers and Directors............   6
Investment Advisory and Other Services
 (See also the Prospectus "Management
of the Fund").....................   9
Plan of Distribution..............  10
The Fund's Policies Regarding
 Brokers Used on Portfolio
  Transactions                      12
Additional Information Regarding
 Fund Shares (See also the Prospectus
"How to Buy Shares of the Fund,"
"How to Sell Shares of the Fund,"
"Valuation of Fund Shares").......  12
The Fund's Underwriter............  15
Additional Information
 Regarding Taxation (See also the
Prospectus "Taxation of the Fund
and Its Shareholders")............  16
General Information...............  17
Financial Statements..............  21
Appendix..........................  21


Franklin New York Tax-Free Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company. Its investment objective is to provide as high a level of dividend income which is exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund will seek to achieve this investment objective through investing primarily in long-term New York state municipal and public authority debt obligations. Investments in municipal securities will be within the four highest ratings of either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P")or Fitch Investors Service, Inc. ("Fitch") or in unrated securities which, in the opinion of the Fund's investment manager, are of comparable quality to such four highest ratings, at the time of investment. Normally, except for temporary defensive purposes, at least 80% of the Fund's assets will be invested in tax-exempt municipal securities.

A Prospectus for the Fund dated October 1, 1995, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund, and may be obtained without charge from the Fund or from its principal underwriter, Franklin Templeton Distributors, Inc. ("Distributors"), at the address listed above.

As explained in the Prospectus, this Fund offers two classes of shares to its investors: Franklin New York Tax-Free Income Fund - Class I ("Class I") and Franklin New York Tax-Free Income Fund - Class II ("Class II"). This new multiclass structure allows investors to consider, among other features, the impact of upfront sales charges and distribution fees ("Rule 12b-1 fees") on their investments in this Fund.

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide investors with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's Prospectus.

The Fund's Investment Objective and Policies

As noted in the Prospectus, the investment objective of the Fund is to provide as high a level of dividend income to shareholders which is exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. (See "Investment Objective and Policies of the Fund" in the Prospectus.)

Although the Fund seeks to invest all of its assets in a manner designed to accomplish its objective, there may be times when market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes, the Fund may invest more than 20% and up to 100% of the value of its net assets in instruments the interest on which is exempt from federal income taxes only, and the Fund may invest more than 20% of its assets (which could be up to 100%)in fixed-income obligations, the interest on which is subject to federal income tax and (ii) the Fund may invest more than 20% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from federal income taxes but not that state's personal income taxes.

Ratings

The ratings of Moody's, S&P and Fitch represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. On May 31, 1995, 100% of the Fund's invested assets were invested in tax-exempt securities of which 21.0% had a triple-A rating by Moody's, Standard & Poor's or Fitch; 16.3% a double-A by Moody's, Standard & Poor's or Fitch; 22.0% had a rating of single-A by Moody's, Standard & Poor's or Fitch; 34.1% had a rating of triple-B requirement by Moody's, Standard & Poor's or Fitch; 1.0% had a rating of double-B by Moody's, Standard & Poor's or Fitch; 0.9% had a rating of single-B by Moody's, Standard & Poor's or Fitch. No portion of the invested assets of the Fund were invested in unrated securities. An explanation of these ratings is set forth in the Appendix hereto.

Municipal Securities

The Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Industrial Development Revenue Bonds. These are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase Industrial development revenue bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Tax Reform Act of 1986, which limited the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

Variable or Floating Rate Demand Notes ("VRDNs"). VRDNs are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

When-Issued Purchases. New issues of municipal securities are offered on a when-issued basis; that is, payment for and delivery of the securities (the "settlement date") normally takes place after the date that the offer is accepted. The purchase price and the yield that will be received on the securities are fixed at the time the buyer enters into the commitment. While the Fund will always make commitments to purchase such securities with the intention of actually acquiring the securities, it may nevertheless sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, they would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated in the Prospectus. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by the purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Municipal securities may also be sold in "stripped" form. Stripped Municipal Securities represent separate ownership of interest and principal payments on municipal obligations.

Callable Bonds. In the early 1980s large numbers of municipal bonds were issued with provisions which prevented their being called, typically for periods of 5 to 10 years. During the coming years that protection will end on many issues. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Fund's investment manager, the Fund believes it has reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call date, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in the Fund's portfolio, each callable bond is marked to the market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on its net asset value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the Internal Revenue Code, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the re-investment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that the Fund's objectives will be achieved.

Certificates of Participation. As stated in the Prospectus, the Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs are distinguishable from municipal debt in that the lease which is the subject of the transaction typically contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only COPs rated within the four highest rating categories of Moody's, S & P, or Fitch, or in unrated COPs believed by the Fund's investment manager to be of comparable quality. Criteria considered by the rating agencies and the Fund's investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Directors has determined that COPs held in the Fund's portfolio constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund, both in general and with respect to COPs; and
(c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. There is no limit as to the amount of assets which the Fund may invest in COPs.

Escrow-Secured Bonds or Defeased Bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P and Moody's Investors Service ("Moody's").

U.S. Government Obligations which may be owned by the Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

Commercial Paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Fund may also invest, to the extent such investments would be consistent with the foregoing objective and policies.

Timing of Securities Transactions

The Fund may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with its objective of seeking interest income while conserving capital. While short-term trading increases the portfolio turnover, the execution costs for municipal bonds are substantially less than those for equivalent dollar values of equity securities. The Fund's portfolio turnover rates are shown in the "Financial Highlights" table in the Prospectus.

Diversified Fund

As a diversified fund, the Fund is subject to the following restriction. With respect to 75% of its net assets, the Fund, except as stated below, may not purchase a security if, as a result of the investment, more than 5% of its total assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). The Fund's policy, as described in the prospectus, applies the 5% limitation of 100% of the Fund's total assest. For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. A bond for which the payments of principal and interest are secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), in general, will not be treated as an obligation of the original municipality for purposes of determining issuer diversification.

Defeased bonds may be excluded from issuer diversification calculations only under the following conditions. Only U.S. government securities may be deposited into the escrow account. The deposit must be irrevocable and pledged only to the debt service of the underlying bonds, so that the deposited securities will not be subject to the claims of other creditors of the issuer, even in the case of economic defeasance. The escrow agent may not be an affiliated person of the issuer or an affiliated person of an affiliated person of the issuer within the meaning of section 2(a)(3) of the Investment Company Act of 1940 ("1940 Act"), and may not have a lien of any type on the deposited securities for payment of its fees, except with respect to excess securities. An independent certified public accountant, counsel to holders of the original bond, or other party acceptable to a nationally recognized statistical rating agency, must verify at the time of the initial deposit of securities and at the time any substitute securities are deposited into the escrow account, that the securities will satisfy all scheduled principal, interest, and any applicable premiums on the original bonds. The Fund will invest no more than 25% of its total assets in refunded bonds of the same municipal issuer.

Investment Restrictions and Policies

Restrictions - The Fund has adopted the following additional restrictions as fundamental policies, which means that they may not be changed without the approval of a majority in interest of the Fund's shares. The Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short."

3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

8. Invest in commodities and commodity contracts, "puts," "calls," "straddles," "spreads" or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

With respect to the limits set forth in Restrictions (1) and (3) above, it should be noted that the Fund has not in the past, nor does it intend in the future, to engage in either of those investment techniques to any extent.

In order to change any of the foregoing restrictions, or any other fundamental policies listed in the Prospectus, approval must be obtained from the Fund's shareholders. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's voting securities are represented at that meeting or (ii) more than 50% of the Fund's outstanding voting securities.

In response to state requirements:

(1) the Fund will not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development;

(2) the Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5.0% of the value of the Fund's net assets. No more than 2.0% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

Officers and Directors

The Board of Directors has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of the Fund who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and directors and their principal occupations for the past five years are listed below. Directors who are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), are indicated by an asterisk (*).

 Harris J. Ashton              President
 Age 63
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company), and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato     Director
 Age 63
 Park Avenue at Morris County
 P. O. Box 1945

 Morristown, NJ 07962-1945
Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson          Chairman
 Age 62                      of the Board
 777 Mariners Island Blvd.   and Director
 San Mateo, CA 94404


President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr.    President
 Age 55                    and Director
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin       Director
 Age 67
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and formerly President, National Association of Securities Dealers,

 Brian E. Lorenz         Secretary
 Age 56
 One North Lexington Avenue
 White Plains, New York 10001-1700

Attorney, member of the law firm of Bleakley Platt & Schmidt; officer of 3 of the investment companies in the Franklin Templeton Group of Funds



 Harmon E. Burns         Vice President
 Age 50
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 42 of the investment companies in the Franklin Templeton Group of Funds.

 John Pinkham            Vice President
 Age 65
 16 South Main Street
 Norwalk, CT 06854

Vice President of Franklin Advisers, Inc. in portfolio management capacities.

 Kenneth V. Domingues        Vice President -
 Age 62                      Financial Reporting
 777 Mariners Island Blvd.   and Accounting
 San Mateo, CA 94404         Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and Officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Deborah R. Gatzek             Vice President
 Age 46
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and officer of all the investment companies in the Franklin Group of Funds. Directors not affiliated with the investment manager ("nonaffiliated directors") are currently paid fees of $800.00 per month plus $800.00 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds

                                                         Number of Boards
                                       Total Fees         in the Franklin
                         Total Fees  Received from the    Templeton Group
                         Received    Franklin Templeton  of Funds on which
Name                     from Fund*   Group of Funds**     Each Serves***
Harris J. Ashton..........$19,200        $319,925             55
S. Joseph Fortunato.......$19,200        $336,065             57
Gordon S. Macklin.........$19,200        $303,685             52

*For the fiscal year ended May 31, 1995.

**For the calendar year ended December 31, 1994.

***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. Legal fees and expense reimbursements of $27,791 were paid during the fiscal year ended May 31, 1995, to the law firm of which Mr. Lorenz is a partner, and which acts as counsel to the Fund. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of July 5, 1995, the directors and officers, as a group, owned of record and beneficially approximately 20,256 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding common stock.

Investment Advisory and Other Services

The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $125 billion in assets world wide for over 3.8 million shareholders in addition to foundations, endowments, employee benefit plans and individuals. The preceding table indicates those officers and directors who are also affiliated persons of Distributors and of Advisers.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Fund's Board of Directors to whom the Manager renders periodic reports of the Fund's investment activities. The Manager, at its own expense, furnishes the Fund with office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. The Fund bears all of its expenses not assumed by the Manager.

See the Statement of Operations in the financial statements at the end of this SAI for additional details of these expenses.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million up to $10 billion; 11/300 of 1% (approximately 44/100 of 1% per year) of net assets of the Fund in excess of $10 billion up to $12.5 billion; 7/200 of 1% (approximately 42/100 of 1% per year) of net assets of the Fund in excess of $12.5 billion up to $15 billion; 1/30 of 1% (approximately 40/100 of 1% per year) of net assets of the Fund in excess of $15 billion up to $17.5 billion; 19/600 of 1% (approximately 38/100 of 1% per year) of net assets of the Fund in excess of $ 17.5 billion up to $20 billion; and 3/100 of 1% (approximately 36/100 of 1% per year) of net assets of the Fund in excess of $20 billion.

Management fees for the fiscal years ended May 31, 1993, 1994 and 1995 were $18,100,051, $21,149,935, and $20,769,558 respectively.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state limitation requirements.

The management agreement is in effect until September 30, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the management agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Fund or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed rate fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended May 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report and this SAI.

Plan of Distribution

Each class of the Fund has adopted a Distribution Plan ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Class I Plan

Pursuant to the Class I Plan, the Fund may pay up to a maximum of 0.10% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares. In implementing the Class I Plan, the Board of Directors determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994 ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee relating to the Class I Plan is an expense of Class I as a whole, so that all Class I shareholders, regardless of when they purchased their shares will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.06% (0.05% plus 0.01%) of Class I's average daily net assets and, as Class I shares are sold on or after May 1, 1994, (the "Effective Date") will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994 increases in relation to outstanding Class I shares, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Fund's directors to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the Fund's Board of Directors would be required to change the calculation of the payments to be made under the Class I Plan.

Pursuant to the Class I Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The Class II Plan

Under the Class II Plan, the Fund pays to Distributors annual distribution fees, payable quarterly, of up to 0.50% of Class II's average daily net assets. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plan, the Fund shall pay up to 0.15% per annum, payable quarterly of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

In General

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of each class of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not be entitled to participate in the Plans to the extent that applicable federal law prohibits certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plans are effective through April 30, 1996, and are renewable annually by a vote of the Fund's Board of Directors, including a majority vote of the directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such directors be done by the non-interested directors. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested directors on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

With respect to a Plan, the Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of such class of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested directors, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Directors at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Directors with such other information as may reasonably be requested in order to enable the Board of Directors to make an informed determination of whether the Plan should be continued.

For the fiscal year ended May 31, 1995 the total amounts paid by the fund pursuant to the Plans for Class I and Class II shares were $2,799,576 and $303, respectively, which were used for the following purposes:

                           Dollar  Amount

Payments to Dealers........ $2,347,359
Advertising................ $  199,773
Printing and mailing of
 prospectuses to other than
current shareholders......  $  128,095
Payments to underwriters... $  124,652

The Fund's Policies Regarding
Brokers Used on Portfolio Transactions

Since most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Fund does not purchase bonds in underwritings where it is not given any choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocations of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the past three fiscal years ended May 31, 1995, the Fund paid no brokerage commissions.

As of May 31, 1995, The Fund did not own any securities of its regular broker-dealers.

Additional Information
Regarding Fund Shares

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) to honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see the Prospectus "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the Fund into which the Fund's shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submnits a check or a draft which is returned unpaid to the Fund.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares of the Fund will be offered with the following schedule of sales charges:

                                  Sales
Size of Purchase in U.S. Dollars Charge
Up to $100,000.................    3%
$100,000 to $1,000,000.........    2%
Over $1,000,000................    1%

Purchases and Redemptions
Through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Special Net Asset Value
Purchases - Class I Shares

As discussed in the Prospectus under "How to Buy Shares of the Fund - Description of Special Net asset Value Purchases," certain categories of investors may purchase Class I shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or its affiliates may make a payment, out of its own resources, to securities dealer who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month following purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

Letter of Intent. An investor may qualify for a reduced sales charge on the purchase of Class I shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. An investor who executes a Letter of Intent prior to a change in the sales charge structure for the Fund will be entitled to complete the Letter of Intent at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter of Intent was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in the investor's name. If the total purchases, less redemptions, equal the amount specified under the Letter of Intent, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and equal an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. The shareholder will receive a written notification from Distributors requesting the remittance. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

With respect to purchases made at net asset value by certain trust companies and trust departments of banks Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

General

Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, share assignments, signature guarantees and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

The Fund will make payment for all redemptions within seven days after receipt of such redemption request in proper form. However, the Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets that the Fund usually utilizes is restricted or an emergency exists, as determined by the Securities and Exchange Commission ("SEC"), so that disposal of such Fund's investments or the determination of such Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC may permit by order for the protection of investors. Also, the Fund will not mail redemption proceeds until checks received for the shares purchased have cleared.

Redemptions in Kind

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the directors reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by the Fund

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

Calculation of Net Asset Value

As noted in the Prospectus, the Fund generally calculates net asset value of each class as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities are valued as stated in the Prospectus. Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the time at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of net asset value of the Fund's shares. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Directors.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Fund sends annual and semi-annual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.

Special Services

The Fund and Institutional Services Division of Distributors provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions, which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping, operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

The Fund's Underwriter

Pursuant to an underwriting agreement in effect until September 30, 1996, Distributors acts as principal underwriter in a continuous public offering for both classes of the Fund's shares.

Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Fund's Board of Directors, or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Fund's directors who are not parties to the underwriting agreement or interested persons of any such party (other than as directors of the Fund), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Until April 30, 1994, income dividends for the Class I shares were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of the shares, aggregate underwriting commissions for the fiscal years ended May 31, 1993, 1994 and 1995 were $26,371,833, $24,747,692, and $13,734,072 respectively. After payments to dealers, Distributors retained $1,840,740, $1,876,562, and $794,358 for the respective periods. Distributors may be entitled to reimbursement under the distribution plan relating to Class I shares as discussed in "Plans of Distribution". Except as noted, Distributors received no other compensation from the Fund with respect to the Class I shares for acting as underwriter.

Additional Information Regarding Taxation

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including its tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Group of Funds and the Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended May 31, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of this Fund to invest in such obligations, the Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of the Fund.

General Information

Performance

As noted in the Prospectus, each class may from time to time quote various performance figures to illustrate its past performance. Each class also may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the classes to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period, and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum sales charge currently in effect.

In considering the quotations of total return by the Fund, investors should remember that the maximum sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in the Fund. The average annual compounded rates of return for the Class I shares of the Fund for the indicated periods ended on the date of the financial statements included herein was as follows:

Period Ending May 31, 1995:

         One-Year:      2.55%
         Five-Year:     7.82%
         Ten-Year:      8.71%

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T)  = ERV

where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return
n =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five- or ten-year periods.

As discussed in the Prospectus, each class may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than its average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for the Class I shares of the Fund for the one-, five-, and ten-year periods ended on the date of the financial statements included herein were 2.55%, 43.68% and 130.55%, respectively. The total rate of return for the Class II shares of the fund since inception is 0.51%.

Yield

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield for each class is determined by dividing the net investment income per share earned by the class during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yield for Class I shares for the 30-day period ended on the date of the audited financial statements included herein was 5.15%. The yield for Class II shares for the 30-day period ended on the date of the audited financial statements included herein was 4.93%.

This figure was obtained using the following SEC formula:

                                                6
                          Yield = 2 [( a-b + 1 )  - 1]
                                       ---
                                       cd

where:

a   = dividends and interest earned during the period
b   = expenses accrued for the period
c   = the average  daily  number of shares  outstanding  during the period that were entitled to receive dividends
d   = the maximum offering price per share on the last day of the period

Tax Equivalent Yield

The Fund may also quote a tax equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal, state and New York City income tax rate (and adding the product to that portion of the yield of the Fund that is not tax-exempt, if any). The tax equivalent yield for the Class I shares of the Fund for the 30-day period ended on the date of the financial statements included herein was 9.70%. The tax equivalent yield for the Class II shares of the Fund for the 30-day period ended on the date of the financial statements included herein was 9.28%. The advertised tax-equivalent yield will reflect the most current federal, New York state and New York City tax rates available to the Fund.

As of the date of this SAI, the state, the combined state and federal, and the combined effective New York City, state and federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 7.6%, 44.2% and 46.9%, respectively. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. The Fund expects updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, such as the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Quotations of taxable equivalent yield by the Fund in advertisements may reflect assumed rates of return which are not intended to represent historical or current distribution rates or yields. Such quotations will be used in sales literature, such as Franklin's Tax-Free Yield Calculator, to illustrate the general principle of the impact taxes have on rates of return or to show the taxable rate of return that would be needed to match a tax-free rate of return.

Current Distribution Rate

Current yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC are not indicative of the amounts which were or will be paid a class' shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to the class'current distribution rate (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal, New York state and New York City tax rates available to the Fund. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

The current distribution rate and the current tax-equivalent distribution rate for Class I shares for the 12-month period ended on the date of the financial statements included herein was 6.16% and 11.60%, respectively. And for Class II shares 5.77% and 10.87% respectively.

Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase Class I shares at net asset value, sales literature pertaining to such class may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds and classes belonging to the Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund and class performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

c) Smith Barney, Shearson Donoghue's Money Fund Report Industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

d) Lehman Brothers Municipal Bond Index (LBMBI) or its component indices - LBMBI measures yield, price and total return for the municipal bond market.

e) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer's 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

g) Bond Buyer's Municipal Bond Index - an index based on the yields of 40 long-term, tax-exempt municipal bonds. Designed to be the basis for the Municipal Bond Index futures contract.

h) Bond Buyer's 40 Average Dollar Price - a simple average of the current average dollar bid prices of the 40 bonds in the Bond Buyer's Municipal Bond Index.

i) Mutual Fund Sourcebook, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

j) Financial publications: The Wall Street Journal and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

k) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index, Long-Term Utility High-Yield Index.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg, L.P.

m) Lipper - Mutual Fund Performance Analysis; Lipper - Fixed Income Fund Performance Analysis; and Lipper Mutual Fund Yield Report - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication. Advertisements or information may also compare the Fund's or class' performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

Other Features and Benefits

The Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $125 billion in assets under management for more than 3.8 million shareholder accounts and offers 114 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $40 billion in municipal bond assests for over half a million investors.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one number one in service quality for five of the past seven years.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1994, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1994.) Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide an investor with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

According to Research and Ratings Review, Volume II, dated February 28, 1994, Franklin's municipal research team ranked 2 out of 1,000 investment advisory firms surveyed by TMS Holdings, Inc. As of November 14, 1994, this ranking was unchanged. Also according to the May 31, 1995, report published by Lipper Analytical Services, Inc., the Fund is still the largest New York municipal bond fund in existence.

From time to time, advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

At Franklin, our objective is to offer tax-free funds through a professionally managed portfolio of tax-free securities selected for attractiveness based on their yield, quality and maturity. No matter where you live, you'll have the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects.

Franklin tax-free funds can be a way to participate in a portfolio of municipal securities with the added advantage of tax-free compounding, when you reinvest your dividends. As time passes, your investment can grow more rapidly than similar taxable investments.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Financial Statements

The audited financial statements contained in the Annual Report to Shareholders of the Fund dated May 31, 1995, including the auditors' report, are incorporated herein by reference.

Appendix

Description of Municipal Bond Ratings:

Moody's

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA bonds: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA bonds: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A bonds: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB bonds: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB bonds: Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B bonds: Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds: Have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds: Minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds: Imminent default in payment of interest or principal.

DDD, DD and D bonds: Are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

Rates bonds of issuers which have $600,000 or more of debt, except bonds of educational institutions, projects under construction, enterprises without established earnings records and situations where current financial data is unavailable.

Rates all governmental bodies having $1,000,000 or more of debt outstanding, unless adequate information is not available.

Municipal division handles requests from all types of domestic long- and short-term tax-exempt issuers.

Description of Other Investments:

U.S. Government Obligations - are issued by the Treasury and include bills, certificates of indebtedness, notes and bonds. Agencies and instrumentalities of the U.S. government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

Certificates of Deposit - are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Repurchase Agreements - involve purchase of obligations issued or guaranteed as to interest and principal by the United States government or any agency or instrumentality thereof or any federally-created corporation. At the same time the Fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System) and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn, at no market risk, a return on cash which is only temporarily available. The Fund's risk is limited to the ability of the vendor to pay an agreed-upon sum upon the delivery date.